UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 21, 2004

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19972	06-1195422
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Xenium Lane North Plymouth, Minnesota		55441
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (763) 551-5000

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits.

The following exhibit is furnished pursuant to Item 9 and Item 12:

Exhibit No.	Description of Exhibit
99.1	Press release issued by the registrant on September 21, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 21, 2004, the registrant issued a press release disclosing material nonpublic information regarding its results of operations for the quarter ended August 28, 2004.  The press release is furnished as Exhibit No. 99.1 to this Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: September 21, 2004	By:	/s/ Andrew K. Moller
Andrew K. Moller
Chief Financial Officer